UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 6, 2005

KKR FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Maryland	001-32542	20-1426618
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Four Embarcadero Center, Suite 2050 San Francisco, California		94111
(Address of registrant’s principal executive office)		(Zip code)

(415) 315-3620

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 203.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	Other Events.

On September 6, 2005, KKR Financial Corp. (the “Company”) issued a press release announcing that the Securities and Exchange Commission had declared effective its Registration Statement on Form S-11 (File No. 333-124135) relating to the resale of 43,509,002 shares of its common stock.  The Company filed this Registration Statement pursuant to a registration rights agreement entered into in August 2004 in connection with the private placement of the Company’s common stock.  Under this Registration Statement, the selling stockholders listed in the prospectus are permitted, but are not obligated, to sell, from time to time, some or all of their respective shares covered by the prospectus.  The Company will not receive any proceeds from the sale of shares under the Registration Statement.

A copy of the press release is attached to this Current Report as Exhibit 99.1 and is incorporated herein solely for purposes of this Item 8.01.

ITEM 9.01	Financial Statements and Exhibits.

(c)	Exhibits

Exhibit	Description

99.1	Press Release dated September 6, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KKR Financial Corp.
(Registrant)

By:	/s/ David A. Netjes
Name:	David A. Netjes
Title:	Chief Financial Officer and Chief Operating Officer

Dated: September 6, 2005